                                                                   EXHIBIT 10.2

                      AMENDMENT NO. 2 TO THE LOAN DOCUMENTS

                  AMENDMENT dated as of January 13, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, the "CREDIT AGREEMENT") among MedPartners, Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as the Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.


                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order, among other things, (a) to delete the requirement set forth in Section 5.04(a) of the Credit Agreement that the Borrower have maintained a minimum Consolidated EBITDA as of the last day of the Fiscal Quarter ended December 31, 1998 of at least $88,100,000, (b) to modify the requirements of Sections 5.04(b) and 5.04(c) of the Credit Agreement that the Borrower maintain a maximum Leverage Ratio and a minimum Fixed Charge Coverage Ratio for the Fiscal Quarter ended December 31, 1998 and at all times thereafter, among other things, to exclude the cash and noncash charges that will be taken by the Borrower and its Subsidiaries in accordance with GAAP in connection with the reclassification of the physician practice management businesses of the Borrower and its Subsidiaries as "discontinued operations", and the sale, lease, transfer or other disposition of the property and assets comprising such businesses, all in accordance with the terms of the Loan Documents, (c) to permit the Borrower and its Subsidiaries to deduct from the Net Cash Proceeds received from one or more sales, leases, transfers or other dispositions of their property and assets pursuant to Sections 5.02(d)(vii) and 5.02(d)(viii) of the Credit Agreement such amounts as are necessary to satisfy the current accruals and medical claims payable and other accounts payable retained by the Borrower or its applicable Subsidiary under the terms of such sale, lease, transfer or other disposition and payable within 90 days of the consummation thereof and (d) to increase the aggregate portion of Net Cash Proceeds from one or more sales, leases, transfers or other dispositions of property and assets of the Borrower and its Subsidiaries effected pursuant to Sections 5.02(d)(vii), 5.02(d)(viii) and 5.02(d)(xi) of the Credit Agreement that may be retained by the Borrower and its Subsidiaries for use in their businesses and operations in the ordinary course to $125,000,000.

                  (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement in order, among other things, to permit the modifications thereto described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety to read as follows:

                           "APPLICABLE MARGIN" means (a) in the case of the Term
                  A Facility, (i) at any time during the period from the date of Amendment No. 1 to the Loan Documents to September 30, 1999, 2.250% per annum for Base Rate Advances and 3.250% per annum for Eurodollar Rate Advances, (ii) at any time during the period from September 30, 1999 to December 31, 1999, 2.500% per annum for Base Rate Advances and 3.500% per annum for Eurodollar Rate Advances and (iii) at any time and from time to time on and after December 31, 1999, 2.750% per annum for Base Rate Advances and 3.750% per annum for Eurodollar Rate Advances, (b) in the case of the Term B Facility, (i) at any time during the period from the date of Amendment No. 1 to the Loan Documents to September 30, 1999, 2.500% per annum for Base Rate Advances and 3.500% per annum for Eurodollar Rate Advances, (ii) at any time during the period from September 30, 1999 to December 31, 1999, 2.750% per annum for Base Rate Advances and 3.750% per annum for Eurodollar Rate Advances and
                  (iii) at any time and from time to time on and after December 31, 1999, 3.000% per annum for Base Rate Advances and 4.000% per annum for Eurodollar Rate Advances, and (c) in the case of the Revolving Credit Facility, (i) at any time during the period from the date of Amendment No. 1 to the Loan Documents through the Performance Level Determination Date, 2.250% per annum for Base Rate Advances and 3.250% per annum for Eurodollar Rate Advances and (ii) at any time and from time to time thereafter, a percentage per annum equal to the applicable percentage set forth below for the Performance Level set forth below:


                                                          REVOLVING
                             REVOLVING CREDIT               CREDIT
      PERFORMANCE                BASE RATE             EURODOLLAR RATE
         LEVEL                   ADVANCES                  ADVANCES
            I                     0.125%                    1.125%
           II                     0.250%                    1.250%
           III                    0.375%                    1.375%
           IV                     0.625%                    1.625%
            V                     1.000%                    2.000%
           VI                     1.375%                    2.375%
           VII                    1.750%                    2.750%
          VIII                    2.000%                    3.000%
           IX                     2.250%                    3.250%

                  For purposes of subclause (c)(ii) of the immediately preceding sentence, the Applicable Margin for each Base Rate Advance shall be determined by reference to the Performance

                  Level in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Performance Level in effect on the first day of each Interest Period for such Eurodollar Rate Advance.

                           "CONSOLIDATED EBITDA" means, with respect to any
                  Person for any period, (a) the Consolidated Net Income of such Person and its Subsidiaries for such period plus (b) the sum of each of the following expenses that have been deducted from the determination of the Consolidated Net Income of such Person and its Subsidiaries for such period: (i) the Consolidated Interest Expense of such Person and its Subsidiaries for such period, (ii) all income tax expense (whether federal, state, local, foreign or otherwise) of such Person and its Subsidiaries for such period, (iii) all depreciation expense of such Person and its Subsidiaries for such period, (iv) all amortization expense of such Person and its Subsidiaries for such period, (v) all extraordinary noncash losses deducted in determining the Consolidated Net Income of such Person and its Subsidiaries for such period less all extraordinary noncash gains added in determining the Consolidated Net Income of such Person and its Subsidiaries for such period, and (vi) solely to the extent otherwise deducted from the determination of the Consolidated Net Income of the Borrower and its Subsidiaries for the period ended December 31, 1998, all expenses incurred for premiums on the AIC Insurance Policy during such period, in each case determined on a Consolidated basis and in accordance with GAAP for such period; provided, however, that, solely with respect to any determination of Consolidated EBITDA of the Borrower and its Subsidiaries for the first four Measurement Periods following the Effective Date, Consolidated EBITDA will be adjusted to exclude (A) the restructuring and merger related charges taken by the Borrower and its Subsidiaries during the Fiscal Quarter ended March 31, 1998 in an aggregate amount of $42,400,000 and (B) the additional restructuring charges taken by the Borrower and its Subsidiaries during the Fiscal Quarter ending June 30, 1998 in an aggregate amount of $41,200,000; and provided further, however, that Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for any Fiscal Quarter ending on or after December 31, 1998 will be further adjusted to exclude all of the charges set forth on Schedule II hereto.

                           "LOAN PARTIES" means, collectively, the Borrower,
                  each of the Restricted Subsidiaries and each of the Excluded Subsidiaries that is a party to the Subsidiaries Guarantee.

                           "RESTRICTED SUBSIDIARY" means any of the wholly owned
                  Domestic Subsidiaries (other than any of the Excluded Subsidiaries, MP Receivables or any of the other Special Purpose Vehicles), any of the Persons created, purchased or otherwise acquired by the Borrower or any of its Subsidiaries after the Amendment No. 2 Effective Date pursuant to Section 5.02(e)(vi) or, at the option of the Borrower, any of the other Subsidiaries of the Borrower that does not constitute an Excluded Subsidiary and that, in each case, (a) executes and delivers the Subsidiaries Guarantee or a Guarantee Supplement and (b) delivers such other agreements, opinions, certificates and other documents required or requested under Section 5.02(k).

                           "UNUSED REVOLVING CREDIT COMMITMENT" means, with
                  respect to any of the Revolving Credit Lenders at any time,
                  (a) the Revolving Credit Commitment of such Revolving Credit Lender at such time less (b) the sum of:

                                    (i)      the aggregate principal amount of
                           all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Revolving Credit Lender (in its capacity as a Lender) and outstanding at such time; and

                                    (ii)     such Revolving Credit Lender's Pro
                           Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank (in its capacity as the Issuing Bank) pursuant to Section 2.03(c)(i) and outstanding at such time, (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank (in its capacity as the Swing Line Bank) pursuant to Section 2.01(d) and outstanding at such time and (D) for all purposes other than the definition of "Required Lenders" set forth in this Section 1.01 and Sections 2.08(a) and 7.05, the aggregate amount of all Holdback Reserves established in connection with the sale, lease, transfer or other disposition of the property and assets of the Borrower and its Subsidiaries in accordance with Section 5.02(d)(vii) or 5.02(d)(viii) and in effect at such time."

                  (b) Section 1.01 of the Credit Agreement is hereby further amended to add the following new definitions in their appropriate alphabetical order:

                           "AIC INSURANCE POLICY" means the Excess Catastrophe
                  Equity Protection Coverage for Pending Actions issued by American International Specialty Lines Insurance Company, an affiliate of American Insurance Companies, as of September 30,1998 insuring the Borrower and its officers, directors and employees against liabilities, costs and expenses arising out of the actions and proceedings comprising part of the Disclosed Litigation and described under the caption "Securities Cases" on Schedule 3.01(d) hereto and other claims, actions, litigation and proceedings asserting similar claims for violations of the Securities Act, the Exchange Act and other state securities laws, a complete and accurate copy of which has been delivered to the Lender Parties prior to the Amendment No. 2 Effective Date.

                           "AMENDMENT NO. 2 EFFECTIVE DATE" means the first date
                  on which all of the conditions precedent to the effectiveness of Amendment No. 2 to the Loan Documents were satisfied.

                           "EXCLUDED SUBSIDIARIES" means, collectively, Team
                  Health, Government Services, MPN and each of the other Subsidiaries of the Borrower the property and assets of which, or the businesses and operations of which, comprise part of the physician practice management businesses of the Borrower and its Subsidiaries or otherwise are part of the operations to be classified as "discontinued operations" in the Consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 1998, all of which Subsidiaries as of the Amendment No. 2 Effective Date are set forth on Part B of Schedule 4.01(b) hereto.

                           "HOLDBACK RESERVE" means, with respect to any sale,
                  lease, transfer or other disposition of any property or assets of the Borrower or any of its Subsidiaries pursuant to Section 5.02(d)(vii) or 5.02(d)(viii), an amount equal to the aggregate amount of all current accruals and medical claims payable and other accounts payable of the Borrower or its applicable Subsidiary that (a) are associated with the property and assets of the Borrower or such Subsidiary being sold, leased, transferred or otherwise disposed of in such transaction and (b) are required to be retained by the Borrower or such Subsidiary as consideration for, and under the terms of the documentation for, such sale, lease, transfer or other disposition, as such amount may be reduced from time to time pursuant to Section 2.01(c)(ii) or 2.05(b)(vii); provided that (i) the aggregate amount of all such current accruals and medical claims payable and other accounts payable of the Borrower or any its Subsidiaries comprising any such Holdback Reserve shall not exceed the lesser of (A) the aggregate cash consideration received by the Borrower and its Subsidiaries for their own account on the date on which such Holdback Reserve is established for the accounts receivables sold, transferred or otherwise disposed of in such transaction and (B) the aggregate Unused Revolving Credit Commitments of the Revolving Credit Lenders on the date of such sale, lease, transfer or other disposition and (ii) each Holdback Reserve shall be eliminated on the date that is 90 days after the date on which the Borrower or any of its Subsidiaries consummated the sale, lease, transfer or other disposition of any of its property and assets that gave rise to the establishment of such Holdback Reserve, regardless of whether the related current accruals and medical claims payable and other accounts payable of the Borrower or any its Subsidiaries have been paid or otherwise satisfied by or on behalf of the Borrower or any of its Subsidiaries on or prior to such date; and provided further that the aggregate amount of all Holdback Reserves in effect on any date of determination shall not exceed (1) $30,000,000 at any time prior to the date on which the aggregate Term Commitments are reduced to, and the aggregate principal amount of all outstanding Term Advances is, less than $300,000,000 and (2) $50,000,000 at any time thereafter.

                           "INTEREST COVERAGE RATIO" means, with respect to the
                  Borrower and its Subsidiaries for any period, the ratio of (a) Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for such period to (b) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period."

                  (c) The definition of "Consolidated Net Income" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to add the word "and" at the end of clause (e) thereof, (ii) to delete the language "; and" at the end of clause (f) thereof and substitute therefore the punctuation "." and (iii) to delete clause (g) thereof in its entirety.

                  (d) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the phrase "the Borrower and its Subsidiaries" in subclauses
         (a)(i), (a)(ii) and (b)(iii) thereof and to substitute therefor the new phrase "the Borrower and the Restricted Subsidiaries" and (ii) to restate subclause (b)(iv) thereof in its entirety to read as follows:

                  "(iv) the aggregate amount of all outstanding Advances scheduled to be repaid during such period pursuant to Section 2.04(a), 2.04(b) or 2.04(c)".

                  (e)      The definition of "Leverage Ratio" set forth in
         Section 1.01 of the Credit Agreement is hereby amended to delete the phrase "the Borrower and its Subsidiaries" in clause (b) thereof and to substitute therefor the new phrase "the Borrower and the Restricted Subsidiaries".

                  (f)      The definition of "Net Cash Proceeds" set forth in
         Section 1.01 of the Credit Agreement is hereby amended (i) to restate clause (d) thereof in its entirety to read as follows:

                  "(d)     the amount of the Holdback Reserve, if any,
         established for such sale, lease, transfer or other disposition;",

         (ii) to add the following new clauses (f) and (g) thereto:

                           "(f)     in the case of the sale, lease, transfer or
                  other disposition of any property and assets, the aggregate amount of all reasonable and customary post-closing purchase price adjustments to the cash consideration received by the Borrower or any of its Subsidiaries for one or more prior sales, leases, transfers or other dispositions of their property and assets pursuant to Section 5.02(d)(vii) or 5.02(d)(viii) to the extent (and only to the extent) that such purchase price adjustments are for working capital reconciliations determined on the basis of actual (as opposed to estimated) financial statement information delivered pursuant to the terms of the documentation for such prior sale, lease, transfer or other disposition; and

                           (g) in the case of the sale, lease, transfer or other disposition of any property and assets, the amount of all notes and deferred payment obligations comprising part of the Surviving Indebtedness and owing to one or more of the physicians associated with any of the clinics or practice groups being so sold, leased, transferred or otherwise disposed of, in each case under this clause (g) to the extent, but only to the extent, that the amounts so deducted are actually paid (i) at the time of the receipt of such cash or
                  (ii) if later, within 15 days after the consummation of such transaction;",

         (iii) to add in subclause (A) of the final proviso clause thereto after the phrase "clauses (a) through (e)" the new language "or clause (g)",
         (iv) to delete the language "or insurance premiums referred to in clause (a), (b), (d) or (e) of this definition" in subclause (B) of the final proviso clause thereto and to substitute therefor the new language ", insurance premiums, notes or deferred payment obligations referred to "in clause (a), (b), (d), (e) or (g) of this definition",
         (v) to add in subclause (B) of the final proviso clause thereto after the phrase "under Sections 2.05(b)(vi)" the new language ", 2.05(b)(vii)" and (vi) to add in subclause (B) of the final proviso clause thereto after the phrase "in accordance with the terms of
         Section 2.05(b)(vi)" the new language "or 2.05(b)(vii), as applicable,".

                  (g) Section 2.01(c) of the Credit Agreement is hereby amended (i) to add the reference "(i)" prior to the first sentence thereof, (ii) to add at the end of the fourth sentence of such newly created subparagraph (i) thereto after the phrase "of such Revolving Credit Lender at such time" the new parenthetical "(other than as expressly provided for in subparagraph (ii) of this Section 2.01(c))" and (iii) to add the following new subparagraph (ii) thereto:

                  "(ii)    Holdback Reserves. The Revolving Credit Commitment of
         each of the Revolving Credit Lenders shall be deemed utilized at any time and from time to time by such Lender's Pro Rata Share of the aggregate amount of all Holdback Reserves established in connection with all sales, leases, transfers or other dispositions of the property and assets of the Borrower and its Subsidiaries pursuant to Section 5.02(d)(vii) or 5.02(d)(viii) and in effect at such time; provided, however, that a Holdback Reserve may not be established at any time in an amount that exceeds the aggregate Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. The amount of each Holdback Reserve shall, notwithstanding any of the other provisions of this Agreement, be available to be borrowed solely for purposes of paying the current accruals and medical claims payable and other accounts payable of the Borrower or any its Subsidiaries in respect of which each such Holdback Reserve was established within 90 days after the establishment of such Holdback Reserve. Each Holdback Reserve shall be reduced on each date on which (A) all or a portion of the current accruals and medical claims payable and other accounts payable of the Borrower or any its Subsidiaries for which such Holdback Reserve was established have been paid or otherwise satisfied by or on behalf of the Borrower or any of its Subsidiaries by an amount equal to such payment or other satisfaction and (B) the amount of such Holdback Reserve, when aggregated with (1) the amount of all other Holdback Reserves in effect on such date, (2) the aggregate principal amount of all Revolving Credit Advances, all Swing Line Advances and all Letter of Credit Advances outstanding on such date and (3) the aggregate Available Amount of all Letters of Credit outstanding on such date (after giving effect to any reduction or elimination of one or more other Holdback Reserves on such date and any prepayment of any such outstanding Advances pursuant to Section 2.06 on such date) exceeds the Revolving Credit Facility on such date (after giving effect to any permanent reduction thereof pursuant to Section 2.05 on such date), by an amount equal to such excess amount. Furthermore, each Holdback Reserve shall be eliminated in full on the date that is 90 days after the date on which the Borrower or any of its Subsidiaries consummated the sale, lease, transfer or other disposition of any of its property and assets that gave rise to the establishment of such Holdback Reserve, regardless of whether the related current accruals and medical claims payable and other accounts payable of the Borrower or any its Subsidiaries have been paid or otherwise satisfied by or on behalf of the Borrower or any of its Subsidiaries on or prior to such date."

                  (h) Section 2.01(e) of the Credit Agreement is hereby amended to delete the phrase "under Section 5.02(e)(iii)(C)," in the seventh and eighth lines thereof and to substitute therefor the new phrase "under Section 5.02(e)(iii)(C) or 5.02(e)(iii)(D),".

                  (i) Section 2.05(b) of the Credit Agreement is hereby amended to add the following new clause (vii):

                           "(vii)   The Term Facilities shall be automatically
                  and permanently reduced on the date that is 90 days after the date on which the Borrower or any of its Subsidiaries consummated the sale, lease, transfer or other disposition of any of its property and assets that gave rise to the establishment of any Holdback Reserve (regardless of whether the related current accruals and medical claims payable and other accounts payable of the Borrower or any its Subsidiaries have been paid or otherwise satisfied by or on behalf of the Borrower or any of its Subsidiaries on or prior to such date) by the remaining amount of such Holdback Reserve. Each reduction of the Term Facilities pursuant to this clause (vii) shall be applied in the manner set forth in Section 2.05(c)(i)."

                  (j) Section 2.05(c) of the Credit Agreement is hereby amended to delete the phrase "clause (v) or (vi) of Section 2.05(b)" in the second line thereof and to substitute therefor the new phrase "clause (v), (vi) or (vii) of 2.05(b)".

                  (k) Section 2.06(b) of the Credit Agreement is hereby amended to delete the phrase "by the Borrower for use in its businesses and operations in the ordinary course" in the third sentence thereof after the phrase "may be retained" and to substitute therefor the new phrase "by the Borrower and the Restricted Subsidiaries for use in their businesses and operations in the ordinary course".

                  (l) Section 4.01(b) of the Credit Agreement is hereby amended (i) to delete the phrase "set forth on Schedule 4.01(b) hereto" in each of the first and seventh lines thereof and to substitute therefor the new phrase "set forth on Part A of Schedule 4.01(b) hereto" and (ii) to add the following new sentence at the end of such subsection:

                  "Set forth on Part B of Schedule 4.01(b) hereto is a complete and accurate list of all of the Excluded Subsidiaries as of the Amendment No. 2 Effective Date, showing, as to each such Excluded Subsidiary, the correct legal name thereof and stating, as of September 30, 1998, whether or not such Excluded Subsidiary constitutes a Material Subsidiary."

                  (m) Section 5.02(b) of the Credit Agreement is hereby amended (i) to delete the phrase "expressly permitted under 5.02(e)(iii)(C), 5.02(e)(iii)(D) or 5.02(e)(iii)(E)(2)" at the end of
         subclause (iv)(C) thereof and to substitute therefor the new phrase "expressly permitted under 5.02(e)(iii)(D), 5.02(e)(iii)(E) or 5.02(iii)(F)(2)" and (ii) to delete the phrase "pursuant to Section 5.02(e)(iii)(C)" in subclause (viii)(B)(1) thereof and to substitute therefor the new phrase "pursuant to Section 5.02(e)(iii)(D)".

                  (n) Section 5.02(c) of the Credit Agreement is hereby amended to delete the phrase "the Borrower and its Subsidiaries in the ordinary course" in subclause (1) of the second proviso clause to clause (iv) thereof and to substitute therefor the new phrase "the Borrower and the Restricted Subsidiaries in the ordinary course".

                  (o) Section 5.02(d) of the Credit Agreement is hereby amended to delete the amount "$75,000,000" at the end of the penultimate sentence thereof and to substitute therefor the new amount "$125,000,000".

                  (p) Section 5.02(e) of the Credit Agreement is hereby amended (i) to restate clause (iii) thereof in its entirety to read as follows:

                           "(iii) Investments by (A) the Borrower in any of the
                  Restricted Subsidiaries, (B) any of the Subsidiaries of the Borrower in the Borrower or any of the Restricted Subsidiaries, (C) the Borrower or any of the Restricted Subsidiaries in one or more of the Excluded Subsidiaries that are party to the Subsidiaries Guarantee so long as the proceeds of any such Investment are used solely to fund the working capital requirements of such Excluded Subsidiary (including, without limitation, Capital Expenditures made by or on behalf of any such Excluded Subsidiary to the extent otherwise permitted under Section 5.02(g)) in the ordinary course of business, (D) the Borrower or any of the Restricted Subsidiaries in one or more Unrestricted Subsidiaries in an aggregate amount for all such Investments not to exceed (1) $5,000,000 at any time less (2) the sum of (x) the aggregate amount of all Contingent Obligations of the Borrower guaranteeing one or more Obligations of the Unrestricted Subsidiaries pursuant to Section 5.02(b)(viii) in existence at such time and (y) the aggregate face amount of all Letters of Credit issued in support of the Obligations of one or more of the Unrestricted Subsidiaries in accordance with Section 2.03 and outstanding at such time, (E) the Borrower in MPN in an aggregate amount not to exceed (1) the statutory reserve requirements for managed care entities generally under the Knox-Keene Act (or similar Requirements of Law) plus (2) such amounts as are reasonably anticipated to be necessary to satisfy claims against MPN relating to patient care in the ordinary course of business, (F) Caremark Inc. in MP Receivables (1) constituting capital contributions of its accounts receivables and related property and assets to MP Receivables pursuant to, and in accordance with the requirements of, the Caremark Receivables Securitization Documents or (2) evidenced by the Subordinated Note (as defined in Section 3.2(b) of the Caremark Receivables Purchase Agreement), and (G) any of the Unrestricted Subsidiaries in any of the other Unrestricted Subsidiaries;",

         (ii) to delete the phrase "in accordance with Section 5.02(d)(vii) or 5.02(d)(viii)" in subclause (v)(A) thereof and to substitute therefor the new phrase "in accordance with Section 5.02(d)(vii), 5.02(d)(viii) or 5.02(d)(xi)", (iii) to delete the phrase "the Borrower and its Subsidiaries in the ordinary course" in subclause (vi)(B) thereof and to substitute therefor the new phrase "the Borrower and the Restricted Subsidiaries in the ordinary course", (iv) to delete the language "; and" at the end of clause (vii) thereof and to substitute therefor the punctuation "." and (v) to delete clause (viii) thereof in its entirety.

                  (q) Section 5.02(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(g) Capital Expenditures. Make, or permit any of its
                  Subsidiaries to make, any Capital Expenditures that would cause the aggregate amount of all such Capital Expenditures made by the Borrower and its Subsidiaries in any Fiscal Year to exceed the amount set forth below opposite such Fiscal
                  Year:


           FISCAL YEAR
            ENDING IN                                 AMOUNT
          -------------                              -------
          December 1998                            $150,000,000

          December 1999                              75,000,000

          December 2000                              40,000,000

          December 2001
          and thereafter                             40,000,000

                  ; provided, however, that, notwithstanding the foregoing provisions of this Section 5.02(g), none of the Excluded Subsidiaries shall make any Capital Expenditures, and neither the Borrower nor any of the Restricted Subsidiaries shall make any Capital Expenditures on behalf of any of the Excluded Subsidiaries or their respective property, assets or businesses, that would cause the aggregate amount of all such Capital Expenditures made by or on behalf of (i) KS-PSI of Texas, L.P. located in Houston, Texas or its property, assets or businesses after December 31, 1998 to exceed $20,000,000 or
                  (ii) one or more of the other Excluded Subsidiaries or their property, assets or businesses after December 31, 1998 to exceed $24,000,000."

                  (r) Section 5.02(l) of the Credit Agreement is hereby amended to add the following new parenthetical at the end of such
         Section 5.02(l):

                           "(other than solely as a result of the
                  discontinuation of the physician practice management businesses of the Borrower and its Subsidiaries, and the sale, lease, transfer or the disposition of the property and assets of the Borrower and its Subsidiaries comprising part of such businesses, in accordance with the terms of the Loan Documents)".

                  (s) Section 5.03(a) of the Credit Agreement is hereby amended to delete the phrase "five Business Days" in the first line thereof and to substitute therefor the new phrase "one Business Day".

                  (t) Section 5.03(d) of the Credit Agreement is hereby amended to delete the language "and (B)" in clause (iv) thereof after the words "of such financial statements from GAAP" and to substitute therefor the following new language:

                  ", (B) a statement of reconciliation, in form reasonably satisfactory to the Administrative Agent, setting forth adjustments to Consolidated net assets and Consolidated net income for the exclusion of the Excluded Subsidiaries and the reclassification of the physician practice management businesses of the Borrower and its Subsidiaries as "discontinued operations" and (C)".

                  (u) Section 5.03(q) of the Credit Agreement is hereby amended to delete the phrase "five Business Days" in the first line thereof and to substitute therefor the new phrase "one Business Day".

                  (v) Section 5.03 of the Credit Agreement is hereby further amended (i) to add the following new subsection (s):

                           "(s)     Holdback Reserves. Promptly and in any event
                  within 15 days after the end of each calendar month, a certificate of a Senior Financial Officer, in form and substance reasonably satisfactory to the Administrative Agent, setting forth in reasonable detail (i) the amount of each of the Holdback Reserves in effect as of the last day of such calendar month and of the immediately preceding calendar month and the sale, lease, transfer or other disposition of property and assets of the Borrower and its Subsidiaries for which such Holdback Reserve was established, (ii) the date on which each such Holdback Reserve was established, (iii) the aggregate cash consideration received by the Borrower and its

                  Subsidiaries for their own account on the date on which each such Holdback Reserve is established for the accounts receivables sold, transferred or otherwise disposed of in each such transaction and (iv) the aggregate amount, by clinic or by practice group, of all of the current accruals and medical claims payable and other accounts payable of the Borrower or any its Subsidiaries that are the subject of each such Holdback Reserve during such calendar month.", and (ii) to reletter the existing subsection (s) of Section 5.03 of the Credit Agreement as subsection (t) thereof.

                  (w) Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "SECTION 5.04. Financial Covenants. So long as any of
                  the Advances or any of the other Obligations of any Loan Party under or in respect of any of the Loan Documents shall remain unpaid, any of the Letters of Credit shall remain outstanding or any of the Lender Parties shall have any Commitment hereunder, the Borrower will:

                                    (a)     Leverage Ratio.  Maintain a Leverage
                           Ratio at all times of not more than the amount set forth below for the period set forth below:

                                             PERIOD                    RATIO
                                    ---------------------------      --------
                                    December 31, 1998 through
                                    March 30, 1999                    9.85:1

                                    March 31, 1999 through
                                    June 29, 1999                     7.35:1

                                    June 30, 1999 through
                                    September 29, 1999                6.50:1

                                    September 30, 1999 through
                                    December 30, 1999                 5.85:1

                                    December 31, 1999 through
                                    June 29, 2000                     5.50:1

                                    June 30, 2000 through
                                    December 30, 2000                 5.00:1

                                    December 31, 2000 and
                                    thereafter                        4.25:1

                                    (b) Fixed Charge Coverage Ratio. Maintain a
                           Fixed Charge Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:

                                      MEASUREMENT PERIOD
                                        ENDING IN                 RATIO
                                    --------------------          -----
                                    December 1998                 1.10:1

                                    March 1999                    1.10:1

                                    June 1999                     1.20:1

                                    September 1999                1.25:1

                                    December 1999                 1.35:1


                                    June 2000                     1.60:1

                                    December 2000 and
                                    thereafter                    2.00:1

                                    (c) Interest Coverage Ratio. Maintain an
                           Interest Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:


                                     MEASUREMENT PERIOD
                                        ENDING IN                 RATIO
                                    -------------------           -----
                                    December 1998                 1.15:1

                                    March 1999                    1.15:1

                                    June 1999                     1.25:1

                                    September 1999                1.30:1

                                    December 1999                 1.50:1

                                    June 2000                     1.75:1

                                    December 2000 and
                                    thereafter                    2.25:1"

                  (x) Section 6.01(f) of the Credit Agreement is hereby amended to delete the phrase "at least 60 consecutive days" in the tenth and eleventh lines thereof and to substitute therefor the new phrase "at least 45 consecutive days".

                  (y) Section 8.07(a) of the Credit Agreement is hereby amended to delete the amount "$5,000,000" in subclause (B) thereof after the phrase "in no event be less than" and to substitute therefor the new amount "$2,500,000".

                  (z) Schedule 4.01(b) to the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule 4.01(b) to the Credit Agreement attached hereto as Annex A.

                  (aa) Schedule 5.02(d) to the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule 5.02(d) to the Credit Agreement attached hereto as Annex B.

                  (bb) The Credit Agreement is hereby further amended to add the new Schedule II to the Credit Agreement attached hereto as Annex C.

                  SECTION 2. Conditions Precedent to the Effectiveness of This Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto shall have been executed and delivered by each of the Loan Parties (other than the Borrower).

                  (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

                  (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

                  (d) The Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Amendment to the

         Administrative Agent on or prior to the Amendment Effective Date (or advised the Administrative Agent in a manner satisfactory to it that such Lender has executed this Amendment on or prior to the Amendment Effective Date), an amendment fee of 0.25% on the aggregate Commitments of such Lender.

                  (e) All of the accrued fees and expenses of the Administrative Agent, the Arranger and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                           THE BORROWER
                                           MEDPARTNERS, INC.


                                           By /s/ Peter J. Clemens, IV
                                              ---------------------------------
                                              Name:
                                              Title:

                                           THE ADMINISTRATIVE AGENT

                                           NATIONSBANK, N.A.


                                           By /s/ Philip Durand
                                              ---------------------------------
                                              Name:
                                              Title: VP


                                           THE LENDER PARTIES

                                           NATIONSBANK, N.A., as a Lender,
                                           the Swing Line Bank and the Issuing
                                           Bank


                                           By /s/ Philip Durand
                                              ---------------------------------
                                              Name:
                                              Title: VP


                                           AMSOUTH BANK


                                           By /s/ Allison J. Sanders
                                              ---------------------------------
                                              Name: Allison J. Sanders
                                              Title: Vice President


                                           BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION


                                           By /s/ Philip Durand
                                              ---------------------------------
                                              Name:
                                              Title: VP

                                           THE CHASE MANHATTAN BANK


                                           By /s/ Dawn Lee Lum
                                              ---------------------------------
                                              Name: Dawn Lee Lum
                                              Title: Vice President


                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By /s/ John Oberle
                                              ---------------------------------
                                              Name: John Oberle
                                              Title: Vice President


                                           DEBT STRATEGIES FUND, INC.


                                           By /s/ Colleen M. Cunniffe
                                              ---------------------------------
                                              Name:
                                              Title:


                                           THE FIRST NATIONAL BANK OF CHICAGO


                                           By /s/ L. Richard Schiller
                                              ---------------------------------
                                              Name: L. Richard Schiller
                                              Title: Vice President


                                           FIRST UNION NATIONAL BANK


                                           By /s/ Joseph H. Towell
                                              ---------------------------------
                                              Name: Joseph H. Towell
                                              Title: Senior Vice President


                                           FLOATING RATE PORTFOLIO
                                              BY: INVESCO Senior Secured
                                                  Management, Inc., as attorney
                                                  in fact


                                           By /s/ Kathleen Lenarcic
                                              ---------------------------------
                                              Name: Kathleen A. Lenarcic
                                              Title:Authorized Signatory

                                           MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


                                           By /s/ Neil Birsson
                                              ---------------------------------
                                              Name: Neil Brisson
                                              Title:Director


                                           MERRILL LYNCH DEBT STRATEGIES
                                              PORTFOLIO, INC.
                                              BY:MERRILL LYNCH ASSET
                                                 MANAGEMENT L.P., as Investment
                                                 Advisor


                                           By /s/ Colleen M. Cunniffe
                                              ---------------------------------
                                              Name:
                                              Title:


                                           MERRILL LYNCH GLOBAL INVESTMENT
                                             SERIES: INCOME STRATEGIES PORTFOLIO
                                             BY:     MERRILL LYNCH ASSET
                                                     MANAGEMENT, L.P., as
                                                     Investment Advisor


                                           By /s/ Colleen M. Cunniffe
                                              ---------------------------------
                                              Name:
                                              Title:


                                           ML CBO IV (CAYMAN) LTD.
                                              BY:    HIGHLAND CAPITAL
                                                     MANAGEMENT, L.P.,
                                                     as Collateral Manager


                                           By /s/ James Dondero
                                              ---------------------------------
                                              Name:James Dondero
                                              Title:President
                                                  Highland Capital Managment LP.

                                         ML CLO XX PILGRIM AMERICA
                                          (CAYMAN) LTD.
                                          BY:  PILGRIM INVESTMENTS, INC.,
                                               as Investment Manager


                                         By /s/ Daniel A. Norman
                                            ------------------------------------
                                            Name: Daniel A. Norman
                                            Title: Senior Vice President


                                         MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK


                                         By /s/ Unn Boucher
                                            ------------------------------------
                                            Name:
                                            Title: Vice President


                                         PAM CAPITAL FUNDING, LP
                                            BY:  HIGHLAND CAPITAL MANAGEMENT,
                                                 L.P.,
                                                 as Collateral Manager


                                         By /s/ James Dondero
                                            ------------------------------------
                                            Name:James Dondero
                                            Title:President
                                                  Highland Capital Managment
                                                  LP.


                                         PAMCO CAYMAN, LTD.
                                            BY:  HIGHLAND CAPITAL MANAGEMENT,
                                                 L.P.,
                                                 as Collateral Manager


                                         By /s/ James Dondero
                                            ------------------------------------
                                            Name:James Dondero
                                            Title:President
                                                  Highland Capital Managment LP.

                                           PILGRIM PRIME RATE TRUST
                                              BY:  PILGRIM INVESTMENTS, INC.,
                                                   as Investment Manager


                                           By /s/ Daniel A. Norman
                                              ---------------------------------
                                              Name: Daniel A. Norman
                                              Title: Senior Vice President


                                           Citibank, N.A.


                                           By /s/ Townsend W. Weefes Jr.
                                              ---------------------------------
                                              Name Townsend W. Weefes, Jr. :
                                              Title: Attorney-in-fact


                                           SCOTIABANC INC.


                                           By /s/ Dana Maloney
                                              ---------------------------------
                                              Name: Dana Maloney
                                              Title: Relationship Manager


                                           STEIN ROE & FARNHAM INCORPORATED,
                                              as Agent for KEYPORT LIFE
                                              INSURANCE COMPANY


                                           By /s/ Brian W. Good
                                              ---------------------------------
                                              Name: Brian W. Good
                                              Title: Vice President &
                                                      Portfolio Manager


                                           TORONTO DOMINION (TEXAS), INC.


                                           By
                                              ---------------------------------
                                              Name:
                                              Title:

                                            VAN KAMPEN PRIME RATE INCOME TRUST


                                            By /s/Jeffrey W. Maillet
                                              ---------------------------------
                                              Name:
                                              Title:


                                            VAN KAMPEN SENIOR INCOME TRUST


                                            By /s/Jeffrey W. Maillet
                                              ---------------------------------
                                              Name:
                                              Title:


                                            VAN KAMPEN CLO II, LIMITED
                                               BY:  VAN KAMPEN MANAGEMENT,
                                                    INC.,
                                                    as Collateral Manager


                                            By /s/Jeffrey W. Maillet
                                               ---------------------------------
                                               Name:
                                               Title:


                                            WACHOVIA BANK, N.A.


                                            By /s/ John C. Canty
                                               ---------------------------------
                                               Name: John C. Canty
                                               Title: Assistant Vice President